UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2007


                                 Carter's, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-31829                 13-3912933
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                 The Proscenium,
                       1170 Peachtree Street NE, Suite 900
                             Atlanta, Georgia 30309
          (Address of principal executive offices, including zip code)

                                 (404) 745-2700
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

On April 24, 2007, Carter's, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2007. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.


Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits - The following exhibit is furnished as part of this Current Report on Form 8-K.

      Exhibit
      Number        Description

      99.1          Press Release of Carter's, Inc., dated April 24, 2007



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                                    Signature


      Pursuant to the requirements of the Securities Exchange Act of 1934, Carter's, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 24, 2007
                                            CARTER'S, INC.


                                            By:/S/ MICHAEL D. CASEY
                                               ---------------------------------
                                            Name:  Michael D. Casey
                                            Title: Executive Vice President and
                                                   Chief Financial Officer